UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2011

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777
(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 27, 2011, following the 2011 Annual Meeting of Shareholders (the “Annual Meeting”), the Board of Directors of Regis Corporation (the “Company”) elected Randy L. Pearce as a director of the Company to hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified.

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 27, 2011, the Company held its Annual Meeting in Edina, Minnesota. At the Annual Meeting, shareholders voted on the election of directors and the three other proposals set forth below.

1.              Election of Directors. Ten persons were nominated for election to the seven board positions that existed at the time of the Annual Meeting.  Under plurality voting, the seven nominees who received the most “for” votes were elected as directors.  The results of the vote on the election of directors were as follows:

DIRECTOR NOMINEE	For	Withhold Authority	Broker Non-Votes
Rolf F. Bjelland	5,191,475	1,201,355	861,434
Joseph L. (“Joel”) Conner	47,280,262	3,203,414	861,434
Paul D. Finkelstein	45,469,257	5,014,419	861,434
James P. Fogarty	39,259,230	4,831,616	861,434
Van Zandt Hawn	5,427,673	965,157	861,434
Susan S. Hoyt	6,117,963	274,867	861,434
Michael J. Merriman	47,855,298	2,628,378	861,434
Jeffrey C. Smith	42,754,487	1,336,359	861,434
Stephen E. Watson	37,198,810	13,284,866	861,434
David P. Williams	36,057,107	8,033,739	861,434

Accordingly, Messrs. Conner, Finkelstein, Fogarty, Merriman, Smith, Watson and Williams were elected directors to serve for a one-year term.

2.              Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.  The results of the vote on the ratification of the appointment of PricewaterhouseCoopers were as follows:

For	50,318,896
Against	594,799
Abstain	431,415

3.              Say-on-Pay Proposal. The shareholders did not approve the advisory proposal on the compensation of the Company’s named executive officers.  The results of the advisory vote on the say-on-pay proposal were as follows:

For	14,257,046
Against	35,076,544
Abstain	1,150,082
Broker Non-Votes	861,438

Although this vote is advisory, the Board takes the results of this vote seriously. The Board and its Compensation Committee are committed to the continuous evaluation of our compensation programs and to considering appropriate adjustments to those programs in order to reflect progress made toward the implementation of the Company’s operating initiatives as well as input from shareholders.

4.              Say-on-Pay Frequency Proposal.  The shareholders selected the frequency of every year for holding future advisory votes on the compensation of the Company’s named executive officers.  The results of the advisory vote on the say-on-pay frequency proposal were as follows:

Every 1 Year	46,290,020
Every 2 Years	128,327
Every 3 Years	3,814,229
Abstain	251,097
Broker Non-Votes	861,437

The results of the shareholder vote on the say-on-pay frequency proposal were consistent with the recommendation of the Board that the advisory vote on executive compensation be held every year. Accordingly, the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: November 2, 2011	By	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary